SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549

                            ------------------------

                            SCHEDULE  14A  INFORMATION
                    PROXY  STATEMENT  PURSUANT  TO  SECTION  14(a)
                     OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

Filed  by  the  Registrant                         [X]
Filed  by  party  other  than  the  Registrant     [ ]

Check  the  appropriate  box:

[ ]    Preliminary  Proxy  Statement
[ ]    Confidential,  for  Use  of  the  Commission Only (as permitted by Rule
        14a-6(e)(2))
[X]    Definitive  Proxy  Statement
[ ]    Definitive  Additional  Materials
[ ]    Soliciting  Material  Pursuant  to  ss. 240.14a-11(c) or ss. 240.14a-12
                             ------------------------

                              CLAYTON  HOMES,  INC.
                (Name  of  Registrant  as  Specified  In  Its  Charter)

                            ------------------------

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1     Title  of  each  class  of  securities  to which transaction applies:
                       -----------------------------------
     2     Aggregate  number  of  securities  to  which  transaction  applies:
                       -----------------------------------
     3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                       -----------------------------------
     4     Proposed  maximum  aggregate  value  of  transaction:
                       -----------------------------------
     5     Total  fee  paid:
                       -----------------------------------

[ ]      Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1     Amount  Previously  Paid:

                       -----------------------------------
     2     Form,  Schedule  or  Registration  Statement  No.:

                       -----------------------------------
     3     Filing  Party:

                       -----------------------------------
     4     Date  Filed:

                       -----------------------------------

                               CLAYTON  HOMES,  INC.
                                "WE BUILD DREAMS"

                    NOTICE  OF  ANNUAL  MEETING  OF  STOCKHOLDERS

Time:                    10:30  a.m.  EST,  on  Tuesday,
                         October  30,  2001

Place:                   Clayton  Homes  Headquarters
                         5000  Clayton  Road
                         Maryville,  TN  37804

Items  of
Business:                1.  To  elect  seven  directors.

                         2. To transact any other business properly brought before the meeting.

Who Can Vote:            You  can  vote  if  you  were  a  stockholder  of
                         record  on  August  15,  2001.

Annual Report:           A  copy  of  our  2001  Annual  Report  is
                         enclosed.

Date of Mailing:         This  notice  and  the  proxy  statement  are
                         first being mailed to stockholders on or about September 21, 2001.


                       By Order of the Board of Directors
                           Carl Koella, III, Secretary

                             ABOUT  THE  MEETING

WHAT  AM  I  VOTING  ON?

You  will  be  voting  to  elect  seven  directors.

WHO  IS  ENTITLED  TO  VOTE?

You may vote if you owned stock as of the close of business on August 15, 2001. Each share of common stock is entitled to one vote. As of August 15, 2001, we had 138,089,368 shares of common stock outstanding.

HOW  DO  I  VOTE  BEFORE  THE  MEETING?

You  have  two  voting  options:
1.     By  mail by completing, signing and returning the enclosed proxy card, or
2.     By  telephone  through  calling  the  number  shown  on  your proxy card.

If you hold your shares in the name of a bank or broker, whether you can vote by telephone depends on their voting processes. Please follow the directions on your proxy card carefully.

CAN  I  VOTE  AT  THE  MEETING?

You may vote your shares at the meeting if you attend in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may vote by proxy through the mail or by telephone.

CAN  I  CHANGE  MY  MIND  AFTER  I  VOTE?

You may change your vote at any time before the polls close at the meeting. However, you may only do this by (1) signing another proxy with a later date and returning it to the address on the proxy card before the meeting, (2) voting again by telephone before 10:30 a.m. on October 30, 2001, or (3) voting in person at the meeting.

WHAT  IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

Proxies that are signed and returned but do not contain instructions will be voted by the person named in the enclosed proxy card "FOR" the election of the nominee directors.

HOW DO I VOTE IF I PARTICIPATE IN THE CLAYTON HOMES, INC. 401(K) RETIREMENT PLAN FOR CLAYTON HOMES, INC. TEAM MEMBERS?

Shares credited to your Clayton Homes, Inc. 401(k) Retirement Plan are on your proxy card. You may vote your shares by mail or by telephone as described on the enclosed proxy card. If you also own stock in your name or through a broker, you will receive another card for those shares.

HOW  DO  I  VOTE  IF I PARTICIPATE IN THE DIVIDEND REINVESTMENT PLAN?

The proxy card you have received includes your dividend reinvestment plan shares. You may vote your shares by mail, by telephone as described on the enclosed proxy card or at the meeting.

WHAT  DOES  IT  MEAN  IF  I  RECEIVE  MORE  THAN  ONE  PROXY  CARD?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer and Trust Company and may be reached by phone at 1-800-937-5449.

HOW  CAN  I  ATTEND  THE  MEETING?

The annual meeting is open to all holders of Clayton Homes, Inc. common stock. For directions to the meeting, please call our Investor Relations department at 865-380-3000. We look forward to having you at the meeting!

MAY  STOCKHOLDERS  ASK  QUESTIONS  AT THE MEETING?

Yes. Representatives of the Company will answer stockholders' questions of general interest at the end of the meeting.

                          ABOUT  THE  MEETING

HOW  MANY  VOTES  MUST  BE  PRESENT  TO  HOLD  THE  MEETING?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail or telephone. In order for us to conduct the meeting, a majority of our outstanding shares of common stock as of August 15, 2001, must be present in person or by proxy at the meeting. This is referred to as a quorum.

HOW  MANY  VOTES  ARE  NEEDED  TO  ELECT  DIRECTORS?

The seven nominees receiving the highest number of "Yes" votes will be elected as directors. This number is called a plurality. Shares not voted, whether by marking "Abstain" on your proxy card, by broker non-vote (which is described above), or otherwise, will have no impact on the election of directors. Unless a properly executed proxy card is marked "Withhold Authority," the proxy given will be voted "FOR" the seven nominees for director.

ARE  DISSENTERS'  RIGHTS  APPLICABLE  TO  ANY  OF  THE  PROPOSALS?

No,  dissenters'  rights  do  not  apply  to  any  of  the  proposals.

WILL  MY  SHARES  BE  VOTED  IF I DO NOT PROVIDE MY PROXY?

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms have the authority under the New York Stock Exchange rules to vote customers' unvoted shares, which are referred to as "broker non-votes," on certain "routine" matters, including the election of directors. Shares represented by broker non-votes are counted for purposes of establishing a quorum. At the meeting, shares represented by broker non-votes will be counted by the brokerage firm in the election of directors, but will not be counted on any other matters that are voted on because these other matters are not considered "routine" under the applicable rules. If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy or attend the meeting and vote the shares yourself.

CAN  MY  SHARES  BE VOTED ON MATTERS OTHER THAN THOSE DESCRIBED IN THIS PROXY?

Yes. The Company has not received proper notice of, and is not aware of, any business to be transacted at the meeting other than as indicated in this proxy statement. If any other item or proposal properly comes before the meeting, the proxies received will be voted in accordance with the discretion of the proxy holders.

                               PROPOSAL  ONE:
                ELECTION  OF  DIRECTORS  AND DIRECTOR  BIOGRAPHIES

WHO  ARE  THIS  YEAR'S  NOMINEES?

JAMES  L.  CLAYTON,  67,  Director  since  1967
- Founder and Chairman of the Board of Clayton Homes, Inc. since its inception in 1967
-     Retired  as  Chief  Executive  Officer  of  Clayton  Homes,  Inc.  in 1999
-     Member  of  the  Board  of:
      -     Dollar  General  Corporation
      -     Chateau  Communities,  Inc.

B.  JOE  CLAYTON,  65,  Director  since  1967
-     Chief Executive Officer of Clayton Automotive Group since its inception in
      1961
-     Member  of  the  Regional  Board  of  First  Tennessee  Bank

KEVIN  T.  CLAYTON,  38,  Director  since  1998
-     Chief  Executive  Officer  of  Clayton  Homes,  Inc.  since  1999
-     President  of  Clayton  Homes,  Inc.  since  1997
-     President  of  Clayton  Homes,  Inc.,  Financial  Services  from  1995
-     Other  Clayton  Homes,  Inc.  management  positions  from 1986 to 1995 (1)

DAN  W.  EVINS,  65,  Director  since  1991
- Co-founder and Chairman of the Board, CBRL Group, Inc. since its inception in 1970

WILMA  H.  JORDAN,  53,  Director  since  1994
-     Co-founder  and  Chief Executive Officer, JEGI Capital since its inception in  1988

THOMAS  N.  MCADAMS,  48,  Director  since  1997
-     Partner,  Bernstein,  Stair  &  McAdams  LLP  since  1982
-     Member  of  the  Board  of  Rafferty's,  Inc.

C.  WARREN  NEEL,  64,  Director  since  1993
-     Commissioner,  Finance  and  Administration, State of Tennessee since 2000
- Dean of the College of Business Administration of the University of Tennessee from 1977 to 2000
-     Member  of  the  Board  of:
      -     Sak's,  Inc.
      -     American  Healthways,  Inc.
__________________________________________
(1)     Son  of  James  L.  Clayton  and  nephew  of  B.  Joe  Clayton.

WE  RECOMMEND  THAT  YOU  VOTE  FOR  THE ELECTION OF THE DIRECTORS LISTED ABOVE.
                                ---

                      BOARD  OF  DIRECTORS  INFORMATION

WHAT  IS  THE  MAKEUP  OF  THE  BOARD  OF  DIRECTORS?

The Company's bylaws allow for a maximum of eight directors. In the event that a nominee is unable to serve, the person designated as proxyholder for the Company will vote for the remaining nominees and for such other person as the Board of Directors may nominate.

HOW  LONG  WILL  THIS  YEAR'S  NOMINEES  SERVE?

Each nominee will hold office until the 2002 annual meeting of stockholders and until their successors have been duly elected and qualified. All nominees are currently directors and have consented to serve if elected.

HOW  ARE  THE  DIRECTORS  COMPENSATED?

Each director not employed by the Company receives an annual retainer of $15,000; $2,000 for each Board meeting and $1,000 for each committee meeting attended; $500 for each telephonic meeting; reimbursement for travel expenses to meetings; and may receive options to purchase common stock. In addition, the Chair of a Board committee receives an additional $1,000 per year, per committee.

HOW  OFTEN  DID  THE  BOARD  MEET  IN FISCAL 2001?

The Board of Directors met four times during the last fiscal year. Each of the directors attended at least 75% of the meetings of the Board.

WHAT  ARE  THE  COMMITTEES  OF  THE  BOARD?

AUDIT:
------
Number  of  Meetings  in  Fiscal  Year  2001:  2
Members:
-     Dr.  Warren  Neel
-     John  J.  Kalec
-     Dan  W.  Evins
Responsibilities:
- Reviews and recommends to the Board of Directors the firm to be engaged as independent auditors.
- Reviews with the selected accounting firm the prospective audit scope, external audit fees, and such other matters pertaining to such audit as the Committee may deem appropriate.
- Inquires as to the adequacy of the Company's internal control procedures and makes recommendations to the Board.
- Reviews with management and outside auditors the annual and quarterly financial statements prior to filing with the Securities and Exchange Commission.
-     Reviews  the  non-audit  services  performed  by the independent auditors.
- Reviews the scope and results of the Company's procedures for internal auditing.

COMPENSATION:
-------------
Number  of  Meetings  in  Fiscal  2001:  2
Members  (all  members  are  non-management  directors):
-     Dr.  Warren  Neel
-     Wilma  H.  Jordan
-     Thomas  N.  McAdams
Responsibilities:
- Reviews and recommends grants of stock awards pursuant to stock incentive plans
-     Reviews  and  recommends  compensation of Directors and executive officers
- Emphasizes the relationship between pay and performance by placing a significant portion of executive compensation at risk and subject to achievement of financial goals and other critical objectives.

EXECUTIVE  COMPENSATION

The following tables set forth the compensation earned by our Chief Executive Officer and other executive officers during the fiscal years 2001, 2000, and 1999:


                                                COMPENSATION  OF  MANAGEMENT

                                         ANNUAL COMPENSATION        LONG-TERM COMPENSATION AWARDS
                                       -----------------------  -----------------------------------
                               FISCAL                               OPTIONS         OTHER ANNUAL
NAME AND POSITION               YEAR    SALARY       BONUS      (# OF SHARES) (1)  COMPENSATION (2)
                               ------  --------  -------------  -----------------  -----------------
Kevin T. Clayton                 2001  $300,000     $325,000            50,000             $8,339
   Chief Executive Officer       2000  $260,000     $250,000            50,000             $7,531
   and President                 1999  $250,000     $758,000           107,500             $7,671

David M. Booth                   2001  $275,000     $325,000            50,000             $8,424
   Executive Vice President      2000  $260,000     $250,000            50,000             $7,498
   President, Retail             1999  $250,000     $758,000           107,500             $9,996

Richard D. Strachan              2001  $275,000     $325,000            50,000             $8,364
   Executive Vice President      2000  $260,000     $225,000            50,000             $5,889
   President, Manufacturing      1999  $250,000     $683,000           107,500             $7,205

Allen Morgan                     2001  $150,000     $ 25,000            15,000             $6,921
   Vice President and General    2000  $135,000     $ 15,000            15,000             $5,122
   Manager, Communities          1999  $100,962     $ 19,615            12,500             $1,074

James L. Clayton                 2001  $100,000     $150,000            10,000             $7,226
   Chairman of the Board         2000  $100,000     $150,000               ---             $5,064
   Chief Legal Officer           1999  $275,000     $833,000           120,000             $7,800

(1)   Adjusted  for  applicable  stock  split.
(2) Represents Company contributions and reallocated forfeitures in the Company's 401(k) Plan, health, life and disability insurance premiums.

                                         OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                    NUMBER  OF                                                              ANNUAL RATES OF STOCK
                    SECURITIES    PERCENT OF TOTAL                                          PRICE APPRECIATION FOR
                    UNDERLYING   OPTIONS GRANTED TO       EXERCISE OR                      OPTION TERM (10 YEARS)*
                     OPTIONS         EMPLOYEES             BASE PRICE     EXPIRATION
NAME                 GRANTED       IN FISCAL YEAR          ($/SHARE)         DATE           5% ($)           10% ($)
-----------------------------------------------------------------------------------------------------------------------
Kevin T. Clayton       50,000          5.70%                 $9.31          11/1/10        $814,811       $1,573,181
David M. Booth         50,000          5.70%                 $9.31          11/1/10        $814,811       $1,573,181
Richard D. Strachan    50,000          5.70%                 $9.31          11/1/10        $814,811       $1,573,181
Allen Morgan           15,000          1.71%                 $9.31          11/1/10        $244,443       $  471,954
James L. Clayton       10,000          1.14%                 $9.31          11/1/10        $162,962       $  314,636

* All such options were granted on November 1, 2000. These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on future performance of our stock. There can be no assurance that the amounts reflected in these columns will be achieved or, if achieved, will exist at the time of any option exercise. We believe that placing a current value on outstanding options is highly speculative and may not represent the true benefit, if any that may be realized by the grantee.


                                 AGGREGATED OPTION EXERCISES IN THE LAST FISCAL
                                     YEAR AND FISCAL YEAR-END OPTION VALUES


                                                     NUMBER OF SECURITIES
                         SHARES                     UNDERLYING UNEXERCISED                  VALUE OF UNEXERCISED
                        ACQUIRED                     OPTIONS AT FISCAL                      IN-THE-MONEY OPTIONS
                          ON          VALUE               YEAR END                         AT FISCAL YEAR END (1)
                        EXERCISE     REALIZED
NAME                      (#)           ($)       EXERCISABLE      UNEXERCISABLE        EXERCISABLE   UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
Kevin T. Clayton           ---          ---          176,022           328,750           $  964,840           $---
David M. Booth             ---          ---          254,217           328,750           $1,607,028           $---
Richard D. Strachan        ---          ---           75,233           327,188           $  307,204           $---
Allen Morgan               ---          ---            8,000            34,500           $   38,135           $---
James L. Clayton           ---          ---          192,634           137,813           $  962,253           $---
--------------------------------------------------------------------------------------------------------------------

(1) Market value of underlying securities at June 29, 2001 minus exercise price.

                     COMPENSATION  COMMITTEE  REPORT

WHAT  IS  THE  PHILOSOPHY  OF  EXECUTIVE  COMPENSATION?

To structure and administer executive compensation in a way that individual compensation is largely dependent on the Company's performance. The compensation plan for executives incorporates three elements:
-     Annual  Base  Salary
-     Performance  based  annual  bonus
-     Long-term  stock  incentive  compensation
The variable components of the compensation programs are designed to attract and motivate results-oriented people to achieve higher levels of performance while focusing on the goals of the Company and its shareholders.

HOW  ARE  THE  BASE  SALARY  AMOUNTS DECIDED?

Company executives, including the Chief Executive Officer, receive base salaries, which are intended to support minimal managerial lifestyles.

HOW  ARE  STOCK  OPTIONS  GRANTED?

Stock options are granted to executive officers and other employees at the fair market value of the Common Stock on the date of grant and become vested over a specified period of employment. The number of shares granted is based upon the Company's performance based on the overall industry and economic environment, the achievement of Earnings Per Share (EPS) growth targets and individual performance in the previous year.

HOW  ARE  THE  BONUS  AMOUNTS  DECIDED?

The key components in determining bonus amounts include the financial performance of the Company based on the overall industry and economic environment, and the percentage increase in EPS over the prior year. Adjustments to the bonus program to reflect individual performance are made annually. The fact that a significant portion of the compensation paid to the Company's executive officers is based upon increases in EPS helps ensure that the Chief Executive Officer and other members of management are sensitized to the needs and desires of stockholders. The members are Dr. Warren Neel, Wilma Jordan and Tom McAdams.

                  AUDIT  COMMITTEE  REPORT  AND  AUDIT  FEES

WHO SERVES ON THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS?

The members of the committee were Dr. Warren Neel, Dan W. Evins, and John J. Kalec. Dr. Warren Neel and Dan W. Evins are independent under the rules of the New York Stock Exchange. John J. Kalec who served as the Company's CFO from August 1996 until August 1998, received a waiver from the Board to serve on the committee due to his financial expertise and the best interests of the Company. Wilma H. Jordan replaced John J. Kalec on July 24, 2001.

WHAT  DOCUMENT  GOVERNS  THE  ACTIVITY  OF  THE  AUDIT  COMMITTEE?

The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the committees' composition and meetings. A copy of the Audit Committee Charter is attached as Appendix I.

WHAT  ACTION  HAS  THE  AUDIT  COMMITTEE  TAKEN?

The  Audit  Committee  has:
- Reviewed and discussed the audited financial statements with the Company's management.
- Discussed with PricewaterhouseCoopers LLP (PwC), independent accountants for the Company, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.
- Received from PwC the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the committee has discussed with PwC that firm's independence.
- Recommended to the Board of Directors of the Company that the audited consolidated financial statements for the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, for filing with the SEC.
- Reviewed the programs and results of the Company's internal audit department.

          AUDIT  COMMITTEE  REPORT  AND  AUDIT  FEES  CONTINUED . . . .

WHO  HAS  PREPARED  THIS  REPORT?

This  report  has  been  furnished  by  the  members  of  the  Audit  Committee:
-     Dr.  Warren  Neel
-     Dan  W.  Evins
-     John  J.  Kalec

AUDIT  FEES

Fees for the fiscal year 2001 audit, including reviews of financial statements included in Forms 10-Q, totaled approximately $182,000. There were no fees incurred related to financial information systems design and implementation. All other fees, principally securitization, tax planning and other services, totaled approximately $73,000. The Company's Audit Committee determined that PwC's provision of services for all non-audit fees in 2001 was compatible with maintaining PwC's independence.

STOCK  OWNERSHIP

These tables depict how much of the Company's common stock is owned by directors, executive officers and owners of more than 5% of the Company's common stock as of August 15, 2001:

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS


NAME OF                               NUMBER OF SHARES         RIGHT TO       PERCENT
BENEFICIAL OWNER                    BENEFICIALLY OWNED (1)     ACQUIRE (2)   OF CLASS
---------------------------------------------------------------------------------------
James L. Clayton (3)                    37,444,007            192,634         27.3%
B. Joe Clayton                             133,487             14,718           *
Kevin T. Clayton (4)                       701,050            176,022           *
Dan W. Evins                                69,520             62,399           *
Wilma H. Jordan                             13,882             29,064           *
John J. Kalec                                1,256              2,700           *
Thomas N. McAdams                            3,481              4,450           *
C. Warren Neel                               4,587             37,607           *
David M. Booth                              16,643            254,217           *
Richard D. Strachan                          4,549             75,233           *
Allen Morgan                                   848              8,000           *
All Directors and Executive
Officers as a Group (13 persons)        38,396,317            877,980         28.4%
---------------------------------------------------------------------------------------

*Less  than  1%
(1) These amounts include shares for which the named person has sole voting and investment power or shares such powers with his or her spouse. They also include shares credited to the named person's account under the 401(k) Plan, in the following amounts:
          -     James L. Clayton -                            12,193
          -     Kevin T. Clayton -                             6,580
          -     David Booth -                                  6,537
          -     Richard D. Strachan -                          3,136
          -     Allen Morgan -                                   723
          -     All  executive  officers  as  a  group  (7)-  31,817
(2) These amounts reflect shares that could be purchased on exercise of stock options as of August 15, 2001 under stock incentive plans.
(3) Includes 1,230,161 shares held by the Clayton Family Foundation, a non-profit corporation, of which James L. Clayton is director and president.
(4) Includes 450,923 shares held in trust in which Kevin T. Clayton is a trustee, but not a beneficiary; includes 6,100 shares held in trust of which Kevin T. Clayton is a trustee and beneficiary; does not include 1,230,161 shares held by the Clayton Family Foundation of which Kevin T. Clayton is a director.


                               PRINCIPAL STOCKHOLDERS

NAME AND ADDRESS OF                         AMOUNT OF
BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP   PERCENT OF CLASS
------------------------------------  ---------------------  -----------------
James L. Clayton
   P.O. Box 15169                         37,636,641 (1)            27.3%
   Knoxville, TN  37901
Pioneer Investment Management Corp.
   60 State Street                         8,184,000 (2)             6.4%
   Boston, MA  02109
FMR Corp. (Fidelity Management)
   1 Federal St                            7,600,200 (3)             5.5%
   Boston, MA. 02110
Citigroup Inc.
   399 Park Avenue                         7,002,842 (4)             5.1%
   New York, NY 10043

(1)     See  table  "Security  Ownership  of  Directors  and  Officers."
(2)     As  reported  in  Schedule  13F  filed  August  13,  2001.
(3)     Holdings  as  of  June  30,  2001  per  FMR  Corp.
(4)     As  reported  in  Schedule  13G  filed  February  20,  2001.

STOCK  PERFORMANCE  GRAPH

This graph compares our total stockholder returns (assuming reinvestment of dividends) with Standard & Poor's Midcap 400 composite stock price index, and a "peer group" comprised of the following companies: Cavalier Homes, Inc., Champion Enterprises, Inc., Fleetwood Enterprises, Inc., Liberty Homes, Inc., Oakwood Homes Corporation, and Skyline Corporation.



                               [GRAPHIC  OMITED]


                  1996      1997      1998      1999      2000      2001
                ------    ------    ------    ------    ------    ------
Clayton Homes    100.00    90.32    119.88     90.67     63.88     126.19
S&P MIDCAP 400   100.00   123.33    156.82    183.75    214.94     235.03
Peer Group       100.00    95.56    138.58     84.39     31.92      43.10

                                   GENERAL

COMPENSATION  COMMITTEE  INSIDER  PARTICIPATION

None of the members of the Compensation Committee were officers or employees of the Company or had any relationship with the Company requiring disclosure under applicable SEC regulations during fiscal year 2001.

INSIDER  TRANSACTIONS

The Company maintains an agreement to purchase certain installment contract receivables from a business venture in which the Company has a 50% equity interest, and Kevin T. Clayton is a director. The remaining 50% equity interest is owned by unrelated parties.

The Company's primary counsel is Bernstein, Stair & McAdams LLP, of which one of our directors, Thomas N. McAdams, is a partner. During fiscal 2001, payments to Bernstein, Stair & McAdams LLP from the Company did not exceed 5% of the gross revenues of Bernstein, Stair & McAdams LLP.

COMPLIANCE  WITH  SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  REQUIREMENTS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers ("reporting persons") to file initial reports of ownership of common stock and reports of changes in ownership with the SEC. The Company assists its executive officers and directors in completing and filing those reports. The Company believes that during the last fiscal year all filing requirements applicable to its executive officers and directors were met.

INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

PwC was our auditor during fiscal 2001. Representatives from the firm will be present at our annual meeting and will be available to respond to appropriate questions.

AVAILABILITY  OF  FORM  10-K  AND  ANNUAL  REPORT  TO  STOCKHOLDERS

The Company will provide without charge, at the written request of any stockholder of record on August 15, 2001, a copy of the Company's Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC, except exhibits thereto. The Company will provide copies of the exhibits, should they be requested by eligible shareholders, and the Company may impose a reasonable fee for providing such exhibits. Requests for copies of the Company's Annual Report on Form 10-K should be mailed to:

     CLAYTON  HOMES,  INC.
     Box  15169
     Knoxville,  Tennessee  37901
     Attention:  Investor  Relations

STOCKHOLDER  PROPOSALS

Any stockholder proposals intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company at its corporate offices no later than May 31, 2002, in order to be considered by the Board of Directors for inclusion in the Proxy Statement and form of proxy relating to such meeting.

OTHER  MATTERS

The Board of Directors knows of no other matters to be brought before our annual meeting. However, if any other matter properly comes before the meeting or any adjournment thereof, it is intended that the person named in the enclosed Proxy will vote such Proxy on such matter in accordance with his best judgement.

SOLICITATION  BY  BOARD;  EXPENSES  OF  SOLICITATION

Our Board of Directors has sent you this proxy. Proxies may be solicited by directors, officers, or employees of the Company who will receive no additional compensation thereof. The cost of soliciting proxies, including preparation, printing, and mailing of the Proxy Statement, will be borne by the Company. The Company will reimburse brokers, custodians, and other nominees to send proxies and proxy materials to our stockholders so they can vote their shares.

                                   APPENDIX I
                             AUDIT COMMITTEE CHARTER
PURPOSE
To assist the Board of Directors in fulfilling its oversight responsibilities for the financial reporting process, the system of internal control over financial reporting, and the audit process. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the outside auditors.

MEMBERSHIP
The Audit Committee will consist of at least three directors all of whom in the judgment of the Board of Directors shall be independent. Each member shall in the judgment of the Board of Directors have the ability to read and understand the Company's basic financial statements or shall at the time of appointment undertake training for that purpose. At least one member shall have accounting or financial management expertise. The Board of Directors will appoint Committee members and the Committee chair.

MEETINGS
The Committee will meet at least two times annually, or more frequently as the Committee may determine.

RESPONSIBILITIES
1. Review with members of the public accounting firm selected as outside auditors for the Company, the scope of the prospective audit, the estimated fees, and such other matters pertaining to such audit as the Committee may deem appropriate. Review with management the extent of non-audit services to be provided by the outside auditors, in relation to the objectivity needed in the audit. Review with the outside auditors any questions, comments or suggestions they may have relating to the internal controls, accounting practices or procedures of the Company or its subsidiaries. Receive from the outside auditors the report required by Independence Standards Board Standard No. 1 as in effect at that time. Discuss with the outside auditors any potential impact to their objectivity and independence, and make any necessary recommendations to the board of directors.
2. Review annually the public accounting firm to be outside auditors for the Company, set their compensation, and recommend their approval by the Board of Directors. If circumstances warrant, approve any discharge of the outside auditors.
3. Review with management and the outside auditors the annual and quarterly financial statements of the Company prior to the filing of a report on Form 10-K or 10-Q with the Securities and Exchange Commission. The review is to encompass significant transactions not a normal part of the Company's operations, material changes in accounting principles or practices, and significant adjustments proposed by the outside auditors. The Audit Committee, or the chair of the Audit Committee as representative of the entire Audit Committee, shall communicate with the outside auditors quarterly, prior to the release of quarterly earnings to the public and filing of Form 10-Q, if practical, regarding the results of their interim financial review.
4. Review the audit process with management and the outside auditors, upon completion of their annual audit. Such review will include an evaluation of the cooperation received by the outside auditors; any disagreements with management which, if not satisfactorily resolved, would have caused them to modify their report on the financial statements; and management's comments regarding the audit. Review the outside auditor's required communication of any material weaknesses in internal controls, and assess the adequacy of management's corrective actions.
5. Review at least annually the programs of the Company's internal audit department, receive summaries of all audit reports issued by internal audit, and review the significant matters contained in such reports.
6. Review the effects of any important new pronouncements of the accounting profession and other regulatory bodies on the Company's accounting and reporting policies.
7. Review and assess the adequacy of the Audit Committee charter annually, submit it to the Board of Directors for approval, and have the document published in accordance with Securities and Exchange Commission regulations.

REPORT
The Audit Committee shall prepare a report to shareholders as required by the rules of the Securities & Exchange Commission to be included in the Company's annual Proxy Statement.

                              CLAYTON HOMES, INC.

                         BOX 15169, Knoxville, TN  37901
                      TEL 865.380.3000     FAX 865.380.3750

              Internet:www.clayton.net     e-mail:info@clayton.net
                       Human resources:careers@clayton.net

Appendix  A

                              CLAYTON  HOMES,  INC.

                                     PROXY

               THIS  PROXY  IS  SOLICITED  BY  THE  BOARD  OF  DIRECTORS

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders on October 30, 2001, and related Proxy Statement, and appoints Rebecca Hoag the true and lawful agent and proxy of the undersigned (the "Proxy"), having full power of substitution, to represent the undersigned and to vote all shares of Clayton Homes, Inc., owned and held by the undersigned, or which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Clayton Homes, Inc., to be held at the Clayton Homes Headquarters, 5000 Clayton Road, Maryville, TN 37804 at 10:30 a.m. EST, October 30, 2001, or any adjournment thereof.

                 (CONTINUED  AND  TO  BE  SIGNED  ON  REVERSE  SIDE.)



                                                              [SEE REVERSE SIDE]


[X]  Please  mark  your
    votes  as  in  this
    example


                                   WITHHOLD
                     FOR          AUTHORITY                                                               FOR  AGAINST  ABSTAIN
(1) ELECTION OF      [  ]            [  ]      NOMINEES: James L. Clayton  (2) IN THEIR DISCRETION, THE   [  ]    [  ]    [  ]
    DIRECTORS                                            B. Joe Clayton        PROXY IS AUTHORIZED TO
                                                         Kevin T. Clayton      VOTE UPON SUCH BUSINESS
   FOR, except vote withheld from the                    Dan W. Evins          AS MAY COME BEFORE THE
   following nominees                                    Wilma H. Jordan       MEETING.
                                                         Thomas N. McAdams
    ------------------------------------------           C. Warren Neel        PLEASE CHECK BOX IF YOU PLAN               [  ]
                                                                               TO  ATTEND  THE  ANNUAL  MEETING
                                                                               IN  PERSON.




                                THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO PROPOSAL IS MADE, THE SHARE(S) REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




Signature(s)  ___________________________________  Dated:  _____________,  2001
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.